                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549





                                   FORM 11-K


                                 Annual Report
                        Pursuant to Section 15(d) of the
                        Securities Exchange Act of 1934

                  For the fiscal year ended December 31, 1993

                         Commission File Number 1-7067



                     UNITED COMPANIES FINANCIAL CORPORATION
                       EMPLOYEES' SAVINGS PLAN AND TRUST
                            (Full title of the Plan)





                                4041 ESSEN LANE
                         BATON ROUGE, LOUISIANA   70809
                             (Address of the Plan)



                     UNITED COMPANIES FINANCIAL CORPORATION
                                (Name of Issuer)

Item 1.  Changes in the Plan

         The United Companies Financial Corporation Employees' Savings Plan and Trust (the "Plan") became effective July 1, 1987. The following amendments to the Plan were adopted during 1993:

         Not applicable.

Item 2.  Changes in Investment Policy

         The following changes during 1993 occurred with respect to the kind of securities or other investments in which funds held under the Plan may be invested:

         (a) Participants were provided with three new funds, the Stock Emphasis Balanced Fund, the Growth Stock Fund and the Stock Index Fund, to choose as investment program elections.

Item 3.  Contributions under the Plan.

         Not applicable.

Item 4.  Participating Employees.

         There were 1,222 employees and former employees participating in the Plan on December 31, 1993.

Item 5.  Administration of the Plan.

         (a) The Plan Administrator is UCFC. The Plan is administered on behalf of UCFC by the following members of its Plan Administrative Committee (the "Committee"), appointed by the Board of Directors of UCFC. The members, together with their respective positions and business addresses, were as follows:

                 Harris J. Chustz (Chairman of the Committee)       4041 Essen Lane
                 Chairman of the Board                              Baton Rouge, LA  70809
                 United Companies Financial Corporation

                 J. Terrell Brown                                   4041 Essen Lane
                 President and Chief Executive Officer              Baton Rouge, LA  70809
                 United Companies Financial Corporation

                 Dale E. Redman                                     4041 Essen Lane
                 Executive Vice President, Assistant                Baton Rouge, LA  70809
                    Secretary and Chief Financial Officer
                 United Companies Financial Corporation

                 W. Roger Clark                                     4041 Essen Lane
                 Executive Vice President                           Baton Rouge, LA  70809
                 United Companies Financial Corporation

                 John E. Smith                                      4041 Essen Lane
                 Executive Vice President                           Baton Rouge, LA  70809
                 United Companies Financial Corporation

                 Robert B. Thomas, Jr.                              4041 Essen Lane
                 Executive Vice President                           Baton Rouge, LA  70809
                 United Companies Financial Corporation

         (b) Members of the Committee do not receive any compensation from the Plan for services in connection with the Plan.

Item 6.  Custodian of Investments.

         (a) Hibernia National Bank ("Hibernia"), a national banking association, is the Plan Trustee and acts as custodian of substantially all securities and investments of the Plan. Hibernia's main office is located at 313 Carondelet Street, New Orleans, LA 70130.

         (b) The total amount of compensation received by Hibernia for administration of the Plan for the year ended December 31, 1993, 1992 and 1991 was $96,085, $54,109 and $62,464,
                 respectively.

         (c) No bond has been furnished by the Trustee specifically covering the Plan assets. Hibernia is covered by a standard banker's blanket bond.

Item 7.  Reports to Participating Employees.

         Reports are furnished to participants on a quarterly basis regarding the status of their accounts. These statements reflect the opening and closing totals and an analysis of contributions, withdrawals and other allocations to or from their accounts.

Item 8.  Investment of Funds.

         The aggregate dollar amount of brokerage commissions paid by the Plan during 1993, 1992 and 1991 were $431, $35,157 and $46,511, respectively.

Item 9.  Financial Statements, Schedules and Exhibits.

         (a)     Financial Statements and Supplemental Schedules:

                                                                     Page Number
                                                                     -----------
                 Independent Auditors' Report                             5
                 Statements of Financial Condition -
                       December 31, 1993 and 1992                         6
                 Statements of Income and Changes in Plan Equity
                       For the three years ended December 31, 1993        7
                 Notes to Financial Statements                          8 - 11
                 Schedule I - Investments of the Plan -
                       December 31, 1993                                 12
                 Schedule II - Allocation of Plan Assets and
                       Liabilities to Investment Programs -
                       December 31, 1993 and 1992                      13 - 15
                 Schedule III - Allocation of Plan Income and
                       Changes in Plan Equity to Investment Programs
                       For the three years ended December 31, 1993     16 - 19

         (b)     Exhibits:

                 Consent of Deloitte & Touche                            20

INDEPENDENT AUDITORS' REPORT


To the Trustee and Participants of
United Companies Financial Corporation
Employees' Savings Plan and Trust
Baton Rouge, Louisiana

We have audited the financial statements of United Companies Financial Corporation Employees' Savings Plan and Trust (the "Plan"), listed in Item 9. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial condition of the Plan at December 31, 1993 and 1992 and the results of its operations and the changes in plan equity for each of the three years in the period ended December 31, 1993 in conformity with generally accepted accounting principles.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules listed in
Item 9 are presented for the purpose of additional analysis and are not a required part of the basic financial statements. These schedules are the responsibility of the Plan's management. Such schedules have been subjected to the auditing procedures applied in our audit of the basic financial statements and, in our opinion, are fairly stated in all material respects when considered in relation to the basic financial statements taken as a whole.

/s/  DELOITTE & TOUCHE

Baton Rouge, Louisiana
June 27, 1994

                     UNITED COMPANIES FINANCIAL CORPORATION
                       EMPLOYEES' SAVINGS PLAN AND TRUST
                       STATEMENTS OF FINANCIAL CONDITION


                                                                                     December 31
                                                                         -----------------------------------
ASSETS                                                                       1993                    1992
                                                                         ------------            -----------
Investments at fair value:
   UCFC Common Stock, $2 par value (264,001
        shares, cost $2,652,772 in 1993 and
        138,161 shares, cost $2,437,922 in 1992)                         $ 10,428,040            $ 2,486,904
   Equity Mutual Fund (cost $932,149 in 1993 and
        $565,333 in 1992)                                                     925,454                546,893
   Government Income Mutual Fund (cost $326,187
        in 1993 and $146,150 in 1992)                                         323,149                144,447
   Guaranteed Group Annuity Contracts                                       1,635,567              1,185,848
   Investment in The Principal General
        Fund Account                                                            3,635                  -
   Money-market Fund                                                           41,740                 76,000
   Investment in The Principal Pooled
        Separate Accounts                                                     103,059                  -
   Participant loans                                                          112,179                169,409
                                                                         ------------            -----------
                                                                           13,572,823              4,609,501

Cash                                                                            7,085                  4,134
Contributions receivable                                                       40,637                 19,502
Interest receivable                                                             -                      7,641
Dividends receivable                                                           25,379                 21,483
                                                                         ------------            -----------
             Total assets                                                $ 13,645,924            $ 4,662,261
                                                                         ============            ===========

LIABILITIES AND PLAN EQUITY
Other liabilities                                                        $     19,147            $    45,000

Plan Equity:
   UCFC Stock Fund                                                         10,475,596              2,536,564
   Equity Fund                                                                942,967                554,237
   Government Income Fund                                                     339,135                147,326
   Guaranteed Fund                                                          1,637,454              1,202,963
   Money-market Fund                                                           97,290                  6,763
   Stock Emphasis Balanced Fund                                                21,201                  -
   Growth Stock Fund                                                            2,144                  -
   Stock Index Fund                                                               572                  -
   Loan Fund                                                                  110,418                169,408
                                                                         ------------            -----------
             Total plan equity                                             13,626,777              4,617,261
                                                                         ------------            -----------
             Total liabilities and plan equity                           $ 13,645,924            $ 4,662,261
                                                                         ============            ===========

                                              See notes to financial statements.

                     UNITED COMPANIES FINANCIAL CORPORATION
                       EMPLOYEES' SAVINGS PLAN AND TRUST
                STATEMENTS OF INCOME AND CHANGES IN PLAN EQUITY


                                                                          Year Ended December 31
                                                             -----------------------------------------------
                                                                 1993              1992            1991
                                                             -------------     -----------      ------------
Plan Equity, January 1                                       $   4,617,261     $ 4,288,289      $  2,496,407
                                                             -------------     -----------      ------------

Additions:
  Interest and dividend income                                     212,417         192,791           148,375

  Contributions
        Employee                                                 1,031,768       1,071,534         1,118,941
        Employer                                                   367,580         285,166           317,784
                                                             -------------     -----------      ------------
             Total                                               1,399,348       1,356,700         1,436,725

   Reimbursement of administrative expenses                            997            -                3,106
   Net appreciation (depreciation) of
        investments                                              8,662,445        (458,604)          734,302
                                                             -------------     -----------      ------------
             Total additions                                    10,275,207       1,090,887         2,322,508
                                                             -------------     -----------      ------------

Deductions:
   Administrative expenses                                         104,914          59,161            62,464
   Distributions to participants                                 1,160,777         702,754           468,162
                                                             -------------     -----------      ------------
             Total deductions                                    1,265,691         761,915           530,626
                                                             -------------     -----------      ------------

Income and changes in plan equity                                9,009,516         328,972         1,791,882
                                                             -------------     -----------      ------------

Plan Equity, December 31                                     $  13,626,777     $ 4,617,261      $  4,288,289
                                                             =============     ===========      ============

                                              See notes to financial statements.

                     UNITED COMPANIES FINANCIAL CORPORATION
                       EMPLOYEES' SAVINGS PLAN AND TRUST
                         NOTES TO FINANCIAL STATEMENTS


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The financial statements of the United Companies Financial Corporation Employees' Savings Plan and Trust (the "Plan") are prepared on the accrual basis. Investments are reported at fair value. Fair value for investments in the UCFC Stock Fund, the Equity Fund, the Government Income Fund, the Guaranteed Fund, the Money-market Fund, the Stock Emphasis Balanced Fund, the Growth Stock Fund, and the Stock Index Fund, is determined by reference to market prices on the valuation date when available. The guaranteed group annuity contracts and participant loans are valued at cost, which approximates fair value.

         Certain 1992 and 1991 amounts have been reclassified to conform with the current year presentations.


2.       ELIGIBILITY, CONTRIBUTIONS AND INVESTMENT PROGRAMS

         The following description of the Plan's provisions provides general information regarding eligibility, contributions and investment programs. Participants should refer to the Plan document for a more complete description of the Plan's provisions.

         Employees are eligible to participate in the Plan provided they have completed one year of service and have attained the age of twenty-one prior to the election date. The employee must be a full-time employee (working at least 30 hours a week) and complete 1,000 hours of service during the one year waiting period. Participating employees may revise the direction of their contribution on January 1, April 1, July 1 or October 1 of any year. UCFC provides matching contributions of a percentage of the participant's contribution up to 5% of the participant's salary. Salary for purposes of the Plan is limited to $200,000 for any Plan year, adjusted for cost of living increases. From July 1, 1992 to December 31, 1993, the matching employer contributions are 50% of the participant's contribution deferral and are invested in UCFC stock.

         Participants are 100% vested in employee contributions ("elective deferrals") and earnings thereon. Vesting in the employer contributions and earnings thereon is based on years of service. Participants generally have no vesting rights until completion of five (5) years of service with the Company at which time they will become 100% vested in employer matching contributions. The non-vested portion of a participant's account will be forfeited upon distribution of the participant's vested portion or incurring 5 consecutive one-year breaks in service. Amounts forfeited will be used to reduce the employer contributions in the following Plan year.

                     UNITED COMPANIES FINANCIAL CORPORATION
                       EMPLOYEES' SAVINGS PLAN AND TRUST
                   NOTES TO FINANCIAL STATEMENTS (Continued)


         Employee contributions are supplemented by the matching employer and the employee contributions are invested as directed by the participant in one or more of the following eight funds:

         (a) UCFC Stock Fund - Contributions to this fund are invested in $2 par value common stock of United Companies Financial Corporation ("UCFC"). The number of participating employees in this fund were 743 and 757 at December 31, 1993 and 1992, respectively.

         (b) Equity Fund - Contributions to this fund are invested in a professionally managed and diversified portfolio of common stocks of high quality companies. The number of employees participating in this fund were 219 and 193 at December 31, 1993 and 1992, respectively.

         (c) Government Income Fund - Contributions to this fund are invested primarily in obligations issued or guaranteed by the U.S. Government or its agencies. The number of participating employees in this fund were 153 and 88 at December 31, 1993 and 1992, respectively.

         (d) Guaranteed Fund - Contributions to this fund are invested primarily with an insurance company at a guaranteed interest rate for a specified period of time. Investments of the fund include private placement bonds, commercial mortgages, and residential mortgages. The number of participating employees in this fund were 259 and 267 at December 31, 1993 and 1992, respectively.

         (e) Money-market Fund - Contributions to this fund are invested primarily in money market instruments. The number of participating employees in this fund was 167 and 21 at December 31, 1993 and 1992, respectively.

         (f) Stock Emphasis Balanced Fund - Contributions to this fund are invested in separate accounts of Principal Mutual Life Insurance Company, weighted toward equity accounts. The number of participating employees in this fund was 4 at December 31, 1993.

         (g) Growth Stock Fund - Contributions to this fund are invested in separate accounts of Principal Mutual Life Insurance Company, primarily in common stocks of large established companies whose earnings are expected to grow at above average rates. The number of participating employees in this fund was 2 at December 31, 1993.

                     UNITED COMPANIES FINANCIAL CORPORATION
                       EMPLOYEES' SAVINGS PLAN AND TRUST
                   NOTES TO FINANCIAL STATEMENTS (Continued)


         (h) Stock Index Fund - Contributions to this fund are in separate accounts of Principal Mutual Life Insurance Company, invested in the common stock of those firms included in the Standard & Poor's 500 Stock Index. The number of participating employees in this fund was 1 at December 31, 1993.

         Investment options (f), (g) and (h) are offered through a pooled separate account, The Principal Pooled Separate Account, and are classified as such in the statement of financial condition.

         The Plan allows participants to borrow from the Plan up to 50% of each participant's vested interest in the Plan. Participant loans are considered another investment option of the Plan and require the approval of the Plan Administrator. Loan payments, including principal and interest, must be made no less frequently than quarterly, with level amortization over the term of the loan. The loan term may not exceed 5 years from the date the loan is made unless the loan is made for the purpose of building, purchasing or substantially rehabilitating the participant's principal residence.


3.       UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS

         The cumulative amount of net unrealized appreciation (depreciation) of investments by fund was as follows:

                                                                          December 31
                                                                -----------------------------
                                                                    1993               1992
                                                                -----------         ---------
        UCFC Stock Fund                                         $ 7,775,268         $  48,982
        Equity Fund                                                  (6,695)          (18,440)
        Government Income Fund                                       (3,038)           (1,703)
                                                                -----------         ---------
             Total                                              $ 7,765,535         $  28,839
                                                                ===========         =========

        Included in net appreciation of investments in the Statements of Income and Changes in Plan Equity are realized gains and (losses), calculated using the cost basis of the assets sold, of $870,435, $73,547 and $27,156 in 1993, 1992 and 1991, respectively, of the UCFC Stock Fund; $54,729, $123,459 and $5,430 in 1993, 1992 and 1991, respectively, of the Equity Fund; and $585, ($5,522) and $5,003 in 1993, 1992 and 1991, respectively, of the Government Income Fund.

                     UNITED COMPANIES FINANCIAL CORPORATION
                       EMPLOYEES' SAVINGS PLAN AND TRUST
                   NOTES TO FINANCIAL STATEMENTS (Continued)

4.      INCOME TAXES

        A determination letter dated August 10, 1988 has been received from the Internal Revenue Service to the effect that the Plan as currently in effect is qualified as to form under Section 401(a) of the Code; the trust is exempt from Federal income tax under Section 501(a) of the Code; and employer contributions paid to the trust under the Plan will be allowable to the Employer as Federal income tax deductions subject to the conditions and limitations of Section 404 of the Code. It is intended that the Plan, as modified by the provisions of the Tax Reform Act of 1986, will continue to meet the requirements of Section 401(a) of the Code. Accordingly, no provisions for Federal income taxes have been made in the accompanying financial statements.

                     UNTIED COMPANIES FINANCIAL CORPORATION
                       EMPLOYEES' SAVINGS PLAN AND TRUST
                      SCHEDULE I - INVESTMENTS OF THE PLAN

                               December 31, 1993


                                                                           Number of
                                                                           Shares or                 Fair
Name of Issuer                                                          Investment Units            Value
- - --------------                                                          ----------------            -----
United Companies Financial Corporation                                     264,001.000          $ 10,428,040
Tower Capital Appreciation Mutual Fund                                      67,159.234               925,454
Tower U.S. Government Income Mutual Fund                                    30,514.497               323,149
CIGNA Guaranteed Group Annuity Contracts                                        -                  1,635,567
The Principal General Fund Account                                              -                      3,635
Tower Cash Reserve Money-market Fund                                        41,740.000                41,740
The Principal Pooled Separate Accounts                                          -                    103,059
Participant Loans                                                               -                    112,179
                                                                                                ------------
                 Total                                                                          $ 13,572,823
                                                                                                ============

                     UNITED COMPANIES FINANCIAL CORPORATION
                       EMPLOYEES' SAVINGS PLAN AND TRUST
                    SCHEDULE II - ALLOCATION OF PLAN ASSETS
                     AND LIABILITIES TO INVESTMENT PROGRAMS

                               December 31, 1993

                                                                                                              Stock
                                                        UCFC                   Government                    Emphasis
                                                       Stock       Equity        Income       Guaranteed     Balanced
                                     Combined          Fund         Fund          Fund           Fund          Fund
                                  -------------   ------------   ---------     ----------    -----------    ---------
ASSETS

Investments at fair value:
  UCFC Common Stock,
     $2 par value                 $  10,428,040   $ 10,428,040
  Equity Mutual Fund                    925,454                  $ 925,454
  Government Income
     Mutual Fund                        323,149                                $  323,149
  Guaranteed Group Annuity
     Contracts                        1,635,567                                              $ 1,635,567
  Investment in The Principal
     General Fund Account                 3,635                                                    3,635
  Money-market Fund                      41,740                     13,425          3,944
  Investment in The Principal
     Pooled Separate Accounts           103,059                                    12,451                   $  21,201
  Participant loans                     112,179
                                  -------------   ------------   ---------     ----------    -----------    ---------
                                     13,572,823     10,428,040     938,879        339,544      1,639,202       21,201

Cash                                      7,085          8,914        (310)        (1,519)
Contributions receivable                 40,637         26,312       6,307          1,775
Dividends receivable                     25,379         25,379
                                  -------------   ------------   ---------     ----------    -----------    ---------
     Total assets                 $  13,645,924   $ 10,488,645   $ 944,876     $  339,800    $ 1,639,202    $  21,201
                                  =============   ============   =========     ==========    ===========    =========


                                     Growth         Stock         Money-
                                      Stock         Index         market        Loan
                                      Fund          Fund           Fund         Fund
                                  ----------    -----------    ----------   -----------
ASSETS

Investments at fair value:
  UCFC Common Stock,
     $2 par value
  Equity Mutual Fund
  Government Income
     Mutual Fund
  Guaranteed Group Annuity
     Contracts
  Investment in The Principal
     General Fund Account
  Money-market Fund                                            $   24,371
  Investment in The Principal
     Pooled Separate Accounts     $    2,144    $       572        66,691
  Participant loans                                                         $   112,179
                                  ----------    -----------    ----------   -----------
                                       2,144            572        91,062       112,179

Cash
Contributions receivable                                            6,243
Dividends receivable
                                  ----------    -----------    ----------   -----------
     Total assets                 $    2,144    $       572    $   97,305   $   112,179
                                  ==========    ===========    ==========   ===========

                     UNITED COMPANIES FINANCIAL CORPORATION
                       EMPLOYEES' SAVINGS PLAN AND TRUST
                    SCHEDULE II - ALLOCATION OF PLAN ASSETS
                     AND LIABILITIES TO INVESTMENT PROGRAMS
                                  (Continued)

                               December 31, 1993

                                                                                                              Stock
                                                        UCFC                    Government                   Emphasis
                                                       Stock       Equity         Income      Guaranteed     Balanced
                                      Combined         Fund         Fund          Fund            Fund         Fund
                                  -------------   ------------   ----------    -----------   -----------    ---------
LIABILITIES AND PLAN EQUITY

Other liabilities                 $      19,147   $     13,049   $    1,909    $       665   $     1,748

Plan equity:
  UCFC Stock Fund                    10,475,596     10,475,596
  Equity Fund                           942,967                     942,967
  Government Income Fund                339,135                                    339,135
  Guaranteed Fund                     1,637,454                                                1,637,454
  Money-market Fund                      97,290
  Stock Emphasis Balanced
     Fund                                21,201                                                             $  21,201
  Growth Stock Fund                       2,144
  Stock Index Fund                          572
  Loan Fund                             110,418
                                  -------------   ------------   ----------    -----------   -----------    ---------
     Total plan equity               13,626,777     10,475,596      942,967        339,135     1,637,454       21,201
                                  -------------   ------------   ----------    -----------   -----------    ---------

     Total liabilities
       and plan equity            $  13,645,924   $ 10,488,645   $  944,876    $   339,800   $ 1,639,202    $  21,201
                                  =============   ============   ==========    ===========   ===========    =========


                                     Growth         Stock         Money-
                                      Stock         Index         market        Loan
                                      Fund          Fund           Fund         Fund
                                  ----------    -----------    ----------   -----------
LIABILITIES AND PLAN EQUITY

Other liabilities                                              $       15   $     1,761

Plan equity:
  UCFC Stock Fund
  Equity Fund
  Government Income Fund
  Guaranteed Fund
  Money-market Fund                                                97,290
  Stock Emphasis Balanced
     Fund
  Growth Stock Fund               $    2,144
  Stock Index Fund                              $       572
  Loan Fund                                                                     110,418
                                  ----------    -----------    ----------   -----------
     Total plan equity                 2,144            572        97,290       110,418
                                  ----------    -----------    ----------   -----------

     Total liabilities
       and plan equity            $    2,144    $       572    $   97,305   $   112,179
                                  ==========    ===========    ==========   ===========

                     UNITED COMPANIES FINANCIAL CORPORATION
                       EMPLOYEES' SAVINGS PLAN AND TRUST
                    SCHEDULE II - ALLOCATION OF PLAN ASSETS
                     AND LIABILITIES TO INVESTMENT PROGRAMS

                               December 31, 1992

                                                        UCFC                    Government                   Money-
                                                       Stock        Equity       Income       Guaranteed     market       Loan
                                      Combined         Fund          Fund         Fund           Fund         Fund        Fund
                                    -----------    -----------    ---------     ---------    -----------     -------   ---------
ASSETS

Investments at fair value:
  UCFC Common Stock,
     $2 par value                   $ 2,486,904    $ 2,486,904
  Equity Mutual Fund                    546,893                   $ 546,893
  Government Income
     Mutual Fund                        144,447                                 $ 144,447
  Guaranteed Group Annuity
     Contracts                        1,185,848                                              $ 1,185,848
  Money-market Fund                      76,000         49,300        1,800         1,500          2,100     $ 5,900   $  15,400
  Participant loans                     169,409                                                                          169,409
                                    -----------    -----------    ---------     ---------    -----------     -------   ---------
                                      4,609,501      2,536,204      548,693       145,947      1,187,948       5,900     184,809

Cash                                      4,134             17        3,104           871             18          81          43
Contributions receivable                 19,502          1,602        6,449         1,517          9,164         770
Interest receivable                       7,641            116           11            13          7,453          12          36
Dividends receivable                     21,483         21,483
Due from (to) other funds                 -             22,142       (4,020)       (1,022)        (1,620)                (15,480)
                                    -----------    -----------    ---------     ---------    -----------     -------   ---------
     Total assets                   $ 4,662,261    $ 2,581,564    $ 554,237     $ 147,326    $ 1,202,963     $ 6,763   $ 169,408
                                    ===========    ===========    =========     =========    ===========     =======   =========


LIABILITIES AND PLAN EQUITY

Other liabilities                   $    45,000    $    45,000
                                    -----------   ------------
     Total liabilities                   45,000         45,000
                                    -----------   ------------

Plan equity:
  UCFC Stock Fund                     2,536,564      2,536,564
  Equity Fund                           554,237                   $ 554,237
  Government Income Fund                147,326                                 $ 147,326
  Guaranteed Fund                     1,202,963                                              $ 1,202,963
  Money-market Fund                       6,763                                                              $ 6,763
  Loan Fund                             169,408                                                                        $ 169,408
                                    -----------    -----------    ---------     ---------    -----------     -------   ---------
     Total plan equity                4,617,261      2,536,564      554,237       147,326      1,202,963       6,763     169,408
                                    -----------    -----------    ---------     ---------    -----------     -------   ---------

     Total liabilities
       and plan equity              $ 4,662,261    $ 2,581,564    $ 554,237     $ 147,326    $ 1,202,963     $ 6,763   $ 169,408
                                    ===========    ===========    =========     =========    ===========     =======   =========

                     UNITED COMPANIES FINANCIAL CORPORATION
                       EMPLOYEES' SAVINGS PLAN AND TRUST
                    SCHEDULE III - ALLOCATION OF PLAN INCOME
               AND CHANGES IN PLAN EQUITY TO INVESTMENT PROGRAMS

                      For the year ended December 31, 1993

                                                                                                              Stock
                                                        UCFC                   Government                    Emphasis
                                                       Stock       Equity        Income      Guaranteed      Balanced
                                     Combined          Fund         Fund          Fund          Fund           Fund
                                  -------------   ------------   ----------    ----------   -----------     ---------
Plan Equity
  January 1, 1993                 $   4,617,261   $  2,536,564   $  554,237    $  147,326   $ 1,202,963

Additions:
  Interest and dividend income          212,417         97,877       19,454        16,666        65,438     $      45

  Contributions
     Employee                         1,031,768        491,765      187,917        69,996       208,199        21,155
     Employer                           367,580        367,908                                     (328)
                                  -------------   ------------   ----------    ----------   -----------     ---------
          Total                       1,399,348        859,673      187,917        69,996       207,871        21,155

  Reimbursement of
     administrative expenses                997            577          122            29           268             1
  Net appreciation (depreciation)
     of investments                   8,662,445      8,596,721       66,474          (750)
                                  -------------   ------------   ----------    ----------   -----------     ---------
          Total additions            10,275,207      9,554,848      273,967        85,941       273,577        21,201
                                  -------------   ------------   ----------    ----------   -----------     ---------

Deductions:

  Administrative expenses               104,914         58,284       12,591         6,105        19,937
  Distributions to
    participants                      1,160,777        800,301       82,961        30,044       227,616
                                  -------------   ------------   ----------    ----------   -----------     ---------
          Total deductions            1,265,691        858,585       95,552        36,149       247,553        -
                                  -------------   ------------   ----------    ----------   -----------     ---------


                                    Growth         Stock         Money-
                                     Stock         Index         market        Loan
                                     Fund          Fund           Fund         Fund
                                 ----------    -----------    ----------   -----------
Plan Equity
  January 1, 1993                                             $    6,763   $   169,408

Additions:
  Interest and dividend income   $       22                        1,569        11,346

  Contributions
     Employee                         2,122    $       572        50,042
     Employer
                                 ----------    -----------    ----------   -----------
          Total                       2,122            572        50,042        -

  Reimbursement of
     administrative expenses
  Net appreciation (depreciation)
     of investments
                                 ----------    -----------    ----------   -----------
          Total additions             2,144            572        51,611        11,346
                                 ----------    -----------    ----------   -----------

Deductions:

  Administrative expenses                                          2,011         5,986
  Distributions to
    participants                                                     874        18,981
                                 ----------    -----------    ----------   -----------
          Total deductions           -              -              2,885        24,967
                                 ----------    -----------    ----------   -----------

                     UNITED COMPANIES FINANCIAL CORPORATION
                       EMPLOYEES' SAVINGS PLAN AND TRUST
                    SCHEDULE III - ALLOCATION OF PLAN INCOME
               AND CHANGES IN PLAN EQUITY TO INVESTMENT PROGRAMS
                                  (Continued)

                      For the year ended December 31, 1993

                                                                                                              Stock
                                                       UCFC                    Government                    Emphasis
                                                      Stock        Equity        Income      Guaranteed      Balanced
                                     Combined         Fund          Fund          Fund          Fund           Fund
                                  -------------  ------------    ---------     ----------   -----------     ---------
Net transfers between funds              -           (757,231)     210,315        142,017       408,467
                                  -------------  ------------    ---------     ----------   -----------     ---------

Income and changes in
  plan equity                         9,009,516     7,939,032      388,730        191,809       434,491        21,201
                                  -------------  ------------    ---------     ----------   -----------     ---------

Plan Equity
  December 31, 1993               $  13,626,777  $ 10,475,596    $ 942,967     $  339,135   $ 1,637,454     $  21,201
                                  =============  ============    =========     ==========   ===========     =========


                                     Growth         Stock         Money-
                                      Stock         Index         market       Loan
                                      Fund          Fund           Fund        Fund
                                  ----------    -----------    ----------   ----------
Net transfers between funds                                        41,801      (45,369)
                                  ----------    -----------    ----------   ----------

Income and changes in
  plan equity                          2,144            572        90,527      (58,990)
                                  ----------    -----------    ----------   ----------

Plan Equity
  December 31, 1993               $    2,144    $       572    $   97,290   $  110,418
                                  ==========    ===========    ==========   ==========

                     UNITED COMPANIES FINANCIAL CORPORATION
                       EMPLOYEES' SAVINGS PLAN AND TRUST
                    SCHEDULE III - ALLOCATION OF PLAN INCOME
               AND CHANGES IN PLAN EQUITY TO INVESTMENT PROGRAMS

                      For the year ended December 31, 1992

                                                  UCFC                        Government                    Money-
                                                 Stock           Equity         Income     Guaranteed       market      Loan
                                 Combined         Fund            Fund           Fund         Fund           Fund       Fund
                                ----------     ----------       --------      ---------    ----------     ---------   --------
Plan Equity
  January 1, 1992               $4,288,289     $2,766,479       $439,774      $  67,987    $  938,093                 $ 75,956
                                ----------     ----------       --------      ---------    ----------                 --------

Additions:
  Interest and dividend income     192,791         85,989          7,629          6,756        80,616     $      54     11,747

  Contributions
     Employee                    1,071,534        664,855        148,948         33,125       219,683         4,923
     Employer                      285,166        262,570          7,978          1,636        12,982
                                ----------     ----------       --------      ---------    ----------     ---------   --------
          Total                  1,356,700        927,425        156,926         34,761       232,665         4,923      -

  Net depreciation of
      investments                 (458,604)      (450,608)        (3,553)        (4,387)          (56)
                                ----------     ----------       --------      ---------    ----------     ---------   --------
          Total additions        1,090,887        562,806        161,002         37,130       313,225         4,977     11,747
                                ----------     ----------       --------      ---------    ----------     ---------   --------

Deductions:

  Administrative expense            59,161         36,422          5,638          1,122        15,027            17        935
  Distributions to
    participants                   702,754        427,867         96,463          7,961       156,522                   13,941
                                ----------     ----------       --------      ---------    ----------     ---------   --------
          Total deductions         761,915        464,289        102,101          9,083       171,549            17     14,876
                                ----------     ----------       --------      ---------    ----------     ---------   --------

Net transfers between funds          -           (328,432)        55,562         51,292       123,194         1,803     96,581
                                ----------     ----------       --------      ---------    ----------     ---------   --------

Income and changes in
  plan equity                      328,972       (229,915)       114,463         79,339       264,870         6,763     93,452
                                ----------     ----------       --------      ---------    ----------     ---------   --------

Plan Equity
  December 31, 1992             $4,617,261     $2,536,564       $554,237       $147,326    $1,202,963     $   6,763   $169,408
                                ==========     ==========       ========       ========    ==========     =========   ========

                     UNITED COMPANIES FINANCIAL CORPORATION
                       EMPLOYEES' SAVINGS PLAN AND TRUST
                    SCHEDULE III - ALLOCATION OF PLAN INCOME
               AND CHANGES IN PLAN EQUITY TO INVESTMENT PROGRAMS

                      For the Year Ended December 31, 1991

                                                      UCFC                          Government
                                                     Stock            Equity          Income         Guaranteed         Loan
                                   Combined          Fund              Fund            Fund             Fund            Fund
                                 ----------       ----------        --------         --------         --------       --------
Plan Equity
  January 1, 1991                $2,496,407       $1,566,235        $267,875         $ 50,642         $589,135       $ 22,520
                                 ----------       ----------        --------         --------         --------       --------

Additions:
  Interest and dividend income      148,375           70,789             483            4,692           67,527          4,884

  Contributions
     Employee                     1,118,941          659,752         135,654           29,158          294,377
     Employer                       317,784          291,029           9,292            2,602           14,861
                                 ----------       ----------        --------         --------         --------       --------
          Total                   1,436,725          950,781         144,946           31,760          309,238          -

  Administrative expense
      reimbursement                   3,106            1,808             586               64              637             11
  Net appreciation of
      investments                   734,302          628,814         102,405            3,049               34
                                 ----------       ----------        --------         --------         --------       --------
          Total additions         2,322,508        1,652,192         248,420           39,565          377,436          4,895
                                 ----------       ----------        --------         --------         --------       --------

Deductions:

  Administrative expense             62,464           40,867           6,960            1,277           12,952            408
  Distributions to
      participants                  468,162          259,397          88,005           12,273          108,487
                                 ----------       ----------        --------         --------         --------       ---------
            Total deductions        530,626          300,264          94,965           13,550          121,439             408
                                 ----------       ----------        --------         --------         --------       ---------

Net transfer between
      funds                             -           (151,684)         18,444           (8,670)          92,961         48,949
                                 ----------       ----------        --------         --------         --------       --------

Income and changes in
      plan equity                 1,791,882        1,200,244         171,899           17,345          348,958         53,436
                                 ----------       ----------        --------         --------         --------       --------

Plan Equity
  December 31, 1991              $4,288,289       $2,766,479        $439,774         $ 67,987         $938,093      $  75,956
                                 ==========       ==========        ========         ========         ========      =========

                                                               EXHIBIT 23




INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-17366 of United Companies Financial Corporation on Form S-8 of our report dated June 27, 1994, appearing in this Annual Report on Form 11-K of United Companies Financial Corporation Employees' Savings Plan and Trust for the year ended December 31, 1993.





/s/  DELOITTE & TOUCHE

Baton Rouge, Louisiana
June 27, 1994